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Scudder Variable Series I


Bond Portfolio


Supplement to the currently effective prospectuses


Effective August 1, 2005, the following replaces the Portfolio's investment objective which appears in the section "The Portfolio's Main Investment Strategy."


The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.








































               Please Retain This Supplement for Future Reference




May 6, 2005